SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549


                                FORM 8-K


                        Current Report Pursuant
                     to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934



Date of Report (Date of Earliest Event Reported):       May 13, 1998
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                    Dura Products International, Inc.
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          (Exact Name of Registrant as Specified in its Charter)

                            Ontario, Canada
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             (State or Other Jurisdiction of Incorporation)

            0-22943                              00-0000000
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     (Commission File Number)           (I.R.S. Employer I.D. No.)

              60 Carrier Drive, Etobicoke, Ontario M9W 5R1
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      (Address of Principal Executive Offices, Including Zip Code)

                            (416) 679-0556
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          (Registrant's Telephone Number, Including Area Code)

                            Not Applicable
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     (Former Name or Former Address, if Changed Since Last Report)

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Item 5.     Other Events.
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            The Registrant incorporates herein by reference the press release made available to the public on May 13, 1998, a copy of which is included in this report as Exhibit 20. The press release refers to the appointment of Michael P. Zuk to the Board of Directors and to the position of Chief Execu-tive Officer of the Company.






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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      DURA PRODUCTS INTERNATIONAL, INC.


Date:  June 4, 1998                   By: /s/ Carl D. McMurray
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                                          Carl D. McMurray
                                          Chief Financial Officer

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